EXHIBIT 99.17


                             ACCELERATION REQUEST

     The Registrant (General Communication, Inc.) hereby amends the Form S-4 Registration Statement filed by the Registrant on October 4, 1996 to request acceleration of the effective date such that this Registration Statement shall be effective on October 4, 1996, pursuant to Rule 461.



                                                         REGISTRATION STATEMENT
                                                                         II-663